UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant [   ]
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[X] Preliminary Proxy Statement
[   ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Globix Corporation

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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GLOBIX CORPORATION

139 Centre Street

New York, New York 10013

January __, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Globix Corporation, to be held at 1:00 p.m., local time, on February 28, 2006, at the Globix Corporation headquarters at 139 Centre Street, New York, New York 10013.

The formal items on the agenda are: the election of nine directors; the approval of an amendment to Globix’s 2003 Stock Option Plan providing for the issuance of up to 3,500,000 shares of common stock under the plan and increasing the maximum number of options that may be granted under the plan to any person per year; and the ratification of the appointment of Amper, Politziner & Mattia, P.C. as Globix Corporation’s independent accountants for the fiscal year ending September 30, 2006. The Proxy Statement provides information about each nominee, the proposal to amend the stock option plan and the appointment of accountants. We do not expect any other items of business to be raised.

We urge you to vote your shares promptly. As always, your vote is important, and we appreciate your interest in Globix Corporation.

Sincerely,

TED S. LODGE

Chairman of the Board of Directors

GLOBIX CORPORATION

139 Centre Street

New York, New York 10013

NOTICE OF ANNUAL MEETING

January __, 2006

Notice is hereby given that the 2006 Annual Meeting of the Stockholders of Globix Corporation, a Delaware corporation, will be held at our offices at 139 Centre Street, New York, New York 10013 on February 28, 2006 at 1:00 p.m., local time, for purposes of:

1)            electing nine directors;

2)            amending Globix’s 2003 Stock Option Plan (the “Plan”) to provide for the issuance of up to 3,500,000 shares of common stock under the Plan and increasing the maximum number of options that may be granted to any individual under the Plan by 225,000 per year;

3)            ratifying the appointment of Amper, Politziner & Mattia PC as Globix’s independent accountants for the fiscal year ending September 30, 2006; and

4)            acting upon such other matters as may properly come before the meeting or any adjournments, postponements or continuations of the meeting.

All Globix stockholders of record at the close of business on January 23, 2006 are entitled to vote at the meeting.

All stockholders are invited to attend the meeting. To ensure your representation at the meeting, however, we urge you to vote your shares by mail at the earliest convenience, whether or not you expect to attend the meeting. In the event that you attend the meeting, you may vote in person even if you have returned a proxy. Your vote is important.

Gene M. Bauer

Corporate Secretary

PROXY STATEMENT

                This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the 2006 Annual Meeting of Stockholders of Globix Corporation (“Globix”). Copies of this proxy statement are being mailed to stockholders of record beginning on or about February 1, 2006. A copy of the Globix Annual Report on Form 10-K for the year ended September 30, 2005 accompanies this proxy statement.

The Annual Meeting will be held on February 28, 2006 at our principal executive offices located at 139 Centre Street, New York, New York 10013 at 1:00 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS

________________________________________________________________

Q:	WHAT AM I VOTING ON?
A:

You are being asked by Globix to vote on the election of nine directors, all of whom were elected to our Board at our 2005 Annual Meeting of Stockholders held on September 30, 2005, except for Ted S. Lodge, who was appointed on October 28, 2005 by the members of our Board who were then serving as directors of our Company. For more information on each nominee, please turn to “Information as to Nominees for Election to the Board of Directors” beginning on page 5.

Our Board also is seeking your approval to increase the number of shares of stock that are available to reward employee performance under our 2003 Stock Option Plan and increase the number of shares that may be granted to any person per year. For more information on this proposal, please turn to “Proposal Two – Amending the Stock Option Plan” beginning on page 29.

You also are being asked to approve the appointment of Amper, Politziner & Mattia PC as Globix’s independent accountants for the fiscal year ending September 30, 2006. For more information on this appointment, please turn to “Proposal Three – Ratification of the Appointment of Amper, Politziner & Mattia PC” beginning on page 33.

Q:	WHO IS ENTITLED TO VOTE?
A:

Each of the recordholders of outstanding shares of Globix common stock and each holder of Globix preferred stock at the close of business on January 23, 2006 is entitled to one vote for each share they own. As of the record date, _________shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on each matter which holders of shares of common stock are entitled to vote. The Globix preferred stock will be entitled to one vote per share and will vote with the holders of common stock as a single class with respect to any question or matter on which holders of common stock have a right to vote. As of the record date, there were _________shares of Globix preferred stock outstanding.

Q:	HOW DO I VOTE?
A:	You can vote in any one of the following ways:
•

You can vote by mail by signing and dating your proxy card, and mailing it in the enclosed prepaid envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the named nominees for election as directors, for the proposal to increase the number of shares authorized for issuance under our stock option plan, and in favor of the ratification of the appointment of Amper, Politzner & Mattia, P.C. as Globix’s independent accountants for the fiscal year ending September 30, 2006.

•

You can vote in person at the Annual Meeting by delivering your completed proxy card in person at the Annual Meeting or by completing a ballot available upon request at the meeting. However, if you hold your shares in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting.

Regardless of how you choose to vote, your vote is important and we encourage you to vote promptly.

Q:	WILL ANY OTHER MATTERS BE VOTED ON?
A:

We do not expect any other matters to be considered at the Annual Meeting. However, if a matter not listed on the proxy card is legally and properly brought before the Annual Meeting by a stockholder, the proxies will vote on the matter in accordance with their judgment of what is in the best interest of Globix.

Q:	HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?
A:	The presence in person or by proxy at the Annual Meeting of the holders of one-third of the votes entitled to be cast at the Annual Meeting shall constitute a quorum.
Q:	HOW MANY VOTES ARE NEEDED TO ELECT THE NOMINEES FOR DIRECTOR?
A:	Directors are elected by a plurality of the votes, which means the nine nominees who receive the largest number of votes will be elected. There is no cumulative voting.
Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE AMENDMENT OF THE STOCK OPTION PLAN?
A:	The affirmative vote of a majority of those votes cast at the meeting is required to approve the increase in the number of shares of stock available for award under our stock option plan.

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Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE RATIFICATION OF AMPER, POLITZINER & MATTIA, P.C. AS GLOBIX’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006?
A:

The affirmative vote of a majority of those votes cast at the meeting is required to approve the ratification of Amper, Politziner & Mattia, P.C. as Globix’s independent accountants for the fiscal year ending September 30, 2006.

Q:	WHO WILL COUNT THE VOTES?
A:	Representatives of Mellon Investor Services LLC, our Transfer Agent, will count the votes. A representative from Mellon Investor Services LLC will act as inspector of elections.
Q:	HOW ARE VOTES COUNTED?
A:

In determining whether we have a quorum, we count all properly submitted proxies and ballots, including abstentions, broker non-votes and withheld votes, as present and entitled to vote. However, abstentions and broker non-votes, as well as votes withheld, are not considered votes cast and will not be counted for or against a matter or nominee.

Q:	WHAT SHARES ARE COVERED BY MY PROXY CARD?
A:	You should have been provided a proxy card for each account in which you own shares of Globix common or preferred stock either:
•	directly in your name as the stockholder of record; or
•	indirectly through a broker, bank or other holder of record.
Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
A:

It means that you have multiple accounts in which you own shares of Globix common or preferred stock. Please vote all proxy cards you receive to ensure that all your shares are voted. However, for your convenience we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is Mellon Investor Services LLC. All communications concerning shares you hold in your name, including address changes, name changes, requests to transfer shares and similar issues, can be handled by making a toll-free call to Mellon Investor Services LLC at 1-800-370-1163 or contacting them on the internet at www.melloninvestor.com.

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Q:	HOW CAN I CHANGE MY VOTE?
A:	You can revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You can do this by:
•	signing another proxy with a later date; or
•	voting again at the meeting.
Q:	WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS DUE?
A:	You may submit proposals for consideration at the 2007 Annual Meeting, including director nominations, in accordance with the following:
•

All stockholders who wish to include a proposal in our Proxy Statement for the Annual Meeting in 2007 must provide notice to our Corporate Secretary by certified mail – return receipt requested to Corporate Secretary, Globix Corporation, 139 Centre Street, New York, New York 10013 a reasonable amount of time before Globix prints and mails its Proxy Statement for the 2007 Annual Meeting, which is expected to be in January, 2007. The notice must satisfy the requirements for stockholder proposals under the federal securities laws.

•

All stockholders who wish to present a matter at the 2007 Annual Meeting, but not include such matter in the Proxy Statement, must provide notice to the Corporate Secretary in accordance with the bylaws of Globix.

•

All stockholders who wish to make a director nomination at our 2007 Annual Meeting must provide notice to our Corporate Secretary by certified mail – return receipt requested to Corporate Secretary, Globix Corporation, 139 Centre Street, New York, New York 10013 not later than the close of business on the tenth day following the day on which notice of the Annual Meeting is made or the date that the Annual Meeting is publicly announced, whichever occurs first. The notice must set forth the stockholder's name and address as they appear on Globix’s books and the class and number of shares of Globix common or preferred stock which are beneficially owned by such stockholder. Additionally, the notice must set forth, as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named as a nominee and to serving as a director if elected).

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•

You may contact the Globix Corporate Secretary at Globix’s corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:	WHO PAYS THE COST OF SOLICITING THE PROXIES REQUESTED?
A:

We will pay the expenses of soliciting proxies for the 2006 Annual Meeting, including the costs of preparing, printing and mailing this Proxy Statement, and payments to brokerage firms, banks and others for forwarding solicitation materials to indirect owners of shares of Globix common or preferred stock. In addition to use of the mail, proxies may be solicited personally or by telephone by present and former officers, directors and other employees of Globix without additional compensation, as well as by employees of Mellon Investor Services LLC, our vote tabulator.

Q:	WHERE CAN I GET A COPY OF THE GLOBIX ANNUAL REPORT?
A:

If you were a stockholder of record on January 23, 2006 you should have received a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 either with this Proxy Statement or prior to its receipt. If you have not received the Annual Report on Form 10-K, please write to the Corporate Secretary at the address below or call Globix at (212) 334-8500 and a copy will be sent to you. Requests for copies of the Annual Report on Form 10-K should be sent to: Corporate Secretary, Globix Corporation, 139 Centre Street, New York, New York 10013. The Annual Report on Form 10-K is also available on our Internet Web Site at http://www.globix.com/about/ir.php.

PROPOSAL ONE – ELECTION OF DIRECTORS

________________________________________________________________

The number of nominees for our Board of Directors is nine. All directors of Globix serve for a term of one year. All of the nominees are currently serving as directors. The Board has no reason to believe that any nominee will be unable to serve as a director. If, however, a nominee should be unable to serve at the time of the Annual Meeting, the shares of Globix common and preferred stock properly represented by valid proxies may be voted for the election of a substitute nominee recommended by the Board. Wayne Barr, Jr., who currently serves on our Board of Directors, has decided not to stand for re-election.

Information as to Nominees for Election to the Board of Directors

The name and age of each nominee for election as director and his present position with Globix are included below:

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Name	Age	Position
Ted S. Lodge	49	Chairman of the Board of Directors and Executive Chairman
Peter K. Stevenson	45	Chief Executive Officer and Director
José A. Cecin, Jr.	42	Director
Stephen E. Courter	51	Director
John H. Forsgren	59	Director
Peter L. Herzig	43	Vice Chairman of the Board of Directors
Steven G. Lampe	46	Director
Steven G. Singer	44	Director
Raymond L. Steele	70	Director

Ted S. Lodge joined our Board of Directors on October 28, 2005, at which time he was elected Chairman of the Board of Directors and Executive Chairman. Since April 2005, Mr. Lodge has been the principal of Lodge Special Situations LLC, a firm providing special situations advisory services to private equity and hedge funds and other companies. From December 2001 to April 2005, Mr. Lodge was president, chief operating officer and counsel of Pegasus Communications Corporation, where he also was at varying times from 1996 to 2001 executive vice president, senior vice president, chief administrative officer, general counsel and secretary. Mr. Lodge served as a member of the board of directors of Pegasus Communications Corporation, and its direct subsidiary, Pegasus Satellite Communications, Inc., as well as its direct subsidiary, Pegasus Media & Communications, Inc. from May 2000 to April 2005. On June 2, 2004 Pegasus Satellite Communications, Inc. along with its subsidiaries through which the primary operating businesses of Pegasus were conducted, filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Maine. Mr. Lodge also served as president, chief operating officer and counsel of Pegasus Satellite Communications, Inc. and its subsidiaries from December 2001 through April 2004 and Mr. Lodge resigned from his various positions among the Pegasus group of companies in May 2005. Mr. Lodge was awarded an A.B. degree from Brown University, a M.Sc. degree from the London School of Economics and Political Science, and a Juris Doctor degree from the University of Pennsylvania Law School.

Peter K. Stevenson is our Chief Executive Officer and has been a member of our Board of Directors since 2002. He joined Globix as President and Chief Executive Officer in April 2002. Mr. Stevenson has over 22 years of experience in the communications industry. During 2003-2004 Mr. Stevenson served on the board of directors and compensation committee of Focal Communications, a $350 million competitive local exchange carrier (CLEC). Prior to joining Globix, Mr. Stevenson was a senior consultant to Communication Technology Advisors LLC, from January 2002 through April 2002, a restructuring boutique focusing on distressed telecommunications companies through the provision of strategic planning advice, restructuring assistance and overall business advice. Communication Technology Advisors LLC currently provides Globix with business advisory services. Mr. Stevenson is a founder of Net One Group, Inc., a northern Virginia based telecom investment and management company focused on developing and operating next generation broadband services networks. From January 2001 to January 2002, Mr. Stevenson served as a strategic advisor to the board of directors of Net Uno, one of the largest cable television, CLEC and internet service provider (ISP) carriers in Venezuela. From January 1998 to December 2000, Mr. Stevenson was a corporate officer of Net Uno and president and chief operating officer of Net Uno’s Data and Telephone Group. From February 1996 to June 1998, Mr. Stevenson was partner in, and vice president for, Wave International, an international telecommunications investment and management firm focused on developing

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companies in international markets. Mr. Stevenson graduated with a Bachelor of Science degree from Saint Francis University in Loretto, Pennsylvania.

José A. Cecin, Jr. became a director of Globix upon the effectiveness of the merger with NEON Communications, Inc. (“NEON”). Mr. Cecin is a managing director of BB&T Capital Markets, a leading middle-market investment bank, and directs the firm’s telecommunications practice. He also is active in the firm’s defense and aerospace practice. Mr. Cecin has over twenty years of management experience and has had a strong focus on telecommunications, financing and corporate development over the last fifteen years. Prior to joining BB&T Capital Markets, Mr. Cecin was one of two founders of Cambrian Communications, a telecommunications service provider, where he served as chief operating officer and a director. On September 20, 2002, Cambrian Communications LLC filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Eastern District of Virginia. Prior to founding Cambrian in 1999, Mr. Cecin was on the founding team of Wave International, a telecommunications management company focused on infrastructure opportunities in developing markets. Prior to Wave International, Mr. Cecin served as Managing Director of Corporate Development at Bell Atlantic Corporation (now Verizon). Mr. Cecin has served on the board of directors and board of advisors of several private companies. Mr. Cecin earned a BS degree in Electrical Engineering from the United States Military Academy at West Point and an MBA from Stanford University.

Stephen E. Courter became a director of Globix upon the effectiveness of our merger with NEON. Mr. Courter, who was NEON’s chairman of the board of directors, president and chief executive officer until the merger with Globix, joined NEON in December 2000. Mr. Courter held the positions of chairman of the board of directors, president and chief executive officer with NEON when the company filed for bankruptcy in June, 2002. Prior to joining NEON, Mr. Courter was managing director and chief executive officer of Energis N.V., a facilities-based network service provider in Holland from June 1998 to December 2000. From December 1995 to June 1998, Mr. Courter was vice president of finance and assistant general manager of GlobalOne, a joint venture between Sprint, Deutsche Telecom and France Telecom. Prior to joining GlobalOne, from August 1987 to November 1995, he served in various positions of increasing responsibility at Sprint International. Earlier in his career, Mr. Courter worked for IBM Corporation and KPMG Peat Marwick LLP.

John H. Forsgren became a director of Globix upon the effectiveness of our merger with NEON. Mr. Forsgren has served as one of NEON’s directors since May 1998 and as NEON’s interim chief executive officer from August 2000 to December 2000. Mr. Forsgren served as executive vice president and chief financial officer of Northeast Utilities and various subsidiaries from 1996 to January 1, 2005. Additionally, he served as vice chairman of the Northeast Utilities Board of Trustees from 2001 to 2004. From December 1994 to January 1996, he served as a managing director of Chase Manhattan Bank. Prior to that, Mr. Forsgren held several senior financial positions with the Walt Disney Company from 1986 to 1994. Mr. Forsgren also currently serves as of director of CuraGen Corporation and The Phoenix Companies. He received his Bachelor of Arts degree in Economics from Georgetown University and an MBA degree from Columbia University.

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Peter L. Herzig has served as Vice Chairman of our Board of Directors since May 2002. From August 2001 through April 2002, Mr. Herzig served as our Chief Executive Officer. Mr. Herzig joined Globix in October 2000, served as Chief Operating Officer from March 2001 through August 2001 and served as senior vice president and chief operating officer-Application Services Group from October 2000 through March 2001. Prior to joining Globix, Mr. Herzig served as executive vice president and chief financial officer at iWon.com from March 2000 to October 2000, where his responsibilities included managing iWon’s relationship with Globix. Prior to joining iWon.com, Mr. Herzig was a senior managing director and head of global capital markets services for Bear, Stearns & Co. Inc. from February 1998 through March 2000, where he provided strategic capital-structure advisory services to a broad spectrum of domestic and international clients, including many new media technology companies experiencing growth with the expansion of the Internet. Prior to Bear Stearns, Mr. Herzig worked at Goldman Sachs & Co. from July 1989 through February 1998. Mr. Herzig has a Bachelor of Arts degree from Dartmouth College and a Masters in Business Administration degree from Columbia University.

Steven G. Lampe has been a director of Globix since April 2002. Mr. Lampe is a managing member of Lampe, Conway & Co. LLC, an investment management company that he co-founded in June 1999. Prior to his work at Lampe, Conway, Mr. Lampe managed Lone Star Securities Fund, a distressed investment fund, from June 1997 through June 1999. Prior to his employment with Lone Star, Mr. Lampe worked at Smith Management, a private investment company, from February 1988 through June 1997. Mr. Lampe has a Bachelor of Arts degree from Middlebury College and a Masters in Business Administration degree from Harvard University.

Steven G. Singer has been a director of Globix since April 2002. From December 15, 2002 through October 28, 2005, Mr. Singer was Chairman of our Board of Directors. Mr. Singer is the chairman and chief executive officer of American Banknote Corporation, a 200 year-old global security printer of documents of inherent value, including currency, passports, credit cards, stock and bond certificates, and related products and services. On January 19, 2005 American Banknote Corporation filed a petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. Mr. Singer also serves as the non-executive chairman of the board of Motient Corporation, a publicly traded corporation, and as the Chapter 7 Trustee of American Pad & Paper Company. From 1993 through November 2000, Mr. Singer was the executive vice president and chief operating officer of Romulus Holdings, Inc., a family-owned investment vehicle, and, from 1994 through the present, has served as the chairman of Pure 1 Systems, a manufacturer and distributor of water treatment products. Mr. Singer has a Bachelor of Arts degree, summa cum laude, from the University of Pennsylvania and a Juris Doctor degree from the Harvard Law School.

Raymond L. Steele has been a director of Globix since June 2003. Mr. Steele, a Chartered Financial Analyst, is a retired investment banker. In addition to our company, Mr. Steele is a member of the board of directors of American Banknote Corporation, Motient Corporation, Dynabazaar Inc. and Horizon Offshore Inc. From August 1997 until October 2000, Mr. Steele served as a board member of Video Services Corporation. Prior to his retirement, Mr. Steele held various senior positions such as executive vice president of Pacholder Associates, Inc. (from August 1990 until September 1993), executive advisor at the Nickert Group (from 1989 through 1990), and vice president, trust officer and chief investment officer of the Provident Bank (from 1984 through 1988).

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He also served as chairman of the board and CEO of Webcraft Technologies. Mr. Steele also previously served as a director of Emerson Radio Corporation, Orion Motion Pictures Incorporation, Video Services Corporation, Modernfold Incorporated, ICH Incorporated, GFTA, Pharmhouse Incorporated and Dual Star Incorporated.

The Board of Directors unanimously recommends

that you vote FOR the director nominees listed above.

Our Board of Directors

Following the 2006 annual meeting, the number of members of our Board of Directors will be nine. Our directors are elected at each annual stockholders' meeting, and serve until the next annual stockholders' meeting and the election and qualification of their respective successors. The Board of Directors met nine times in fiscal year 2005.

Wayne Barr, Jr. is currently a member of the Board of Directors and will continue to serve in that capacity until the election of directors at the 2006 annual meeting. Mr. Barr became a director of Globix upon the effectiveness of the merger with NEON in March, 2005. Mr. Barr is a founder and president of Capital & Technology Advisors, Inc., a management consulting firm with offices in Albany, New York and Austin, Texas. Prior to starting this firm, Mr. Barr was the associate general counsel of CAI Wireless Systems, Inc., a wireless spectrum company located in Albany, New York. Mr. Barr began his career as an attorney in private practice in New York City and in Albany. He received his Juris Doctor degree from Albany Law School of Union University and is a member of the New York State Bar.

Stockholders may communicate with any of our directors by writing to them c/o Globix Corporation, 139 Centre Street, New York, New York 10013.

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Committees of the Board of Directors

Our bylaws provide that our Board of Directors may create, by the affirmative vote of at least a majority of the directors then in office, an executive committee and any other committees which our Board of Directors deems necessary or desirable to create. Our Board of Directors has the following committees:

Name of Committee and Members	Functions of the Committee	Number of Meetings in fiscal 2005
AUDIT: Raymond L. Steele, Chairman Peter L. Herzig John H. Forsgren

This committee is comprised entirely of non-employee directors and its responsibilities include:

• appointing, determining funding for, overseeing and replacing our independent auditors;

• monitoring the independence and performance of our independent auditors;

• preapproving all audit and permitted non-audit services performed by the independent auditors;

• reviewing our annual and quarterly financial statements;

• monitoring our accounting and financial reporting process and systems of internal control;

• overseeing and providing direction on our conduct of its business and compliance with its ethical and legal responsibilities;

• overseeing our internal audit function; and

• facilitating open communication among the Board, senior management, internal audit and the independent auditors.

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Audit Committee Financial Expert

The Audit Committee is composed of three directors, all of whom have been determined by the Board of Directors to be “independent” as defined by the listing standards of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission. All three members of the Audit Committee have been determined by the Board of Directors to be “audit committee financial experts” as defined by the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors.

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Name of Committee and Members	Functions of the Committee	Number of Meetings in fiscal 2005
COMPENSATION: José A. Cecin, Jr. Peter L. Herzig Steven G. Lampe	This committee is comprised entirely of non-employee directors and its responsibilities include: • overseeing the compensation and benefits of employees; and • establishing executive compensation.	10

The Compensation Committee is composed of three directors, all of whom have been determined by the Board of Directors to be “independent” under the standards of the American Stock Exchange. A Compensation Committee charter was adopted by the Board of Directors on December 16, 2004.

Name of Committee and Members	Functions of the Committee	Number of Meetings in fiscal 2005
NOMINATING AND CORPORATE GOVERNANCE: Peter L. Herzig John H. Forsgren* Steven G. Lampe	This committee is comprised entirely of non-employee directors and its responsibilities include: • establishing criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board; • making recommendations regarding proposals and nominees for directors submitted by shareholders of Globix; and • making recommendations to the Board regarding corporate governance matters and practices.	1

* Jose A. Cecin replaced Mr. Forsgren on this Committee as of October 25, 2005.

The Nominating and Corporate Governance Committee is composed of three directors, all of whom have been determined by the Board of Directors to be “independent” under the standards of the American Stock Exchange. A Nominating and Corporate Governance Committee charter was adopted by the Board of Directors on December 16, 2004.

The Nominating and Corporate Governance Committee has responsibility for nominating directors of Globix. The Nominating and Corporate Governance Committee will give consideration to director candidates recommended by security holders in accordance with the procedures described in the Questions and Answers section of this Proxy Statement. The Nominating and Corporate Governance Committee does not have a specific process for

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identifying and evaluating nominees for director, but when considering nominations for membership on our Board of Directors, the Nominating and Corporate Governance Committee seeks to identify persons who have the highest capabilities, judgment and ethical standards and who have an understanding of our business.

All of our directors attended over 75 percent of all meetings of the Board of Directors and Committees on which they served during fiscal year 2005. Directors are not generally expected to attend our annual meeting of stockholders. Two directors attended last year’s annual meeting of stockholders.

Directors’ Compensation

Under our compensation program for directors, our directors who are not also executive officers are entitled to receive:

•	$2,000 per month for directors and $4,000 per month for the Chairman;

•	an additional $250 per month for service on the Compensation Committee of our Board of Directors (or $500 per month for the Chairman of the Compensation Committee);

•	an additional $500 per month for service on the Audit Committee of our Board of Directors (or $1,000 per month for the Chairman of the Audit Committee); and

•	an additional $1,000 for each Board of Directors or committee meeting in excess of four per year.

Other Executive Officers

Name	Age	Position
Kurt Van Wagenen	42	President and Chief Operating Officer
Gene M. Bauer	56	Senior Vice President, General Counsel and Secretary
Philip J. Cheek	40	Managing and Finance Director of Globix U.K. Ltd
Eric J. Sandman	40	Senior Vice President, Finance and Corporate Development
Henry J. Conicelli	46	Controller

Kurt Van Wagenen was appointed President and Chief Operating Officer of Globix on January 9, 2006. Mr. Van Wagenen joined Globix pursuant to the merger with NEON and has served as the Chief Operating Officer of the Network Services division since May 2005. From March 2001 through March 2005, Mr. Van Wagenen served as Vice President – Network and Operations of NEON. Prior to his employment with NEON, Mr. Van Wagenen was employed by Verizon and its various predecessors in various positions of increasing responsibility, where he commenced his employment in 1986. Mr. Van Wagenen received his Masters of Business Administration from Harvard Business School and his Bachelor of Science in Engineering from Rensselear Polytechnic Institute. He is also a Chartered Financial Analyst.

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Gene M. Bauer joined Globix in September 2005 as Vice President, General Counsel and Secretary and is responsible for overseeing all of Globix’s legal activities as well as its Human Resources department. He was appointed Senior Vice President, General Counsel and Secretary on January 4, 2006. Prior to joining Globix, Mr. Bauer held similar positions at two other public companies. From 1995 until its sale in 2000, Mr. Bauer was Executive Vice President, General Counsel and Secretary of Copley Pharmaceutical, Inc., a developer and marketer of generic pharmaceuticals. From 2000 to 2002, he was Vice President, General Counsel and Secretary of Analogic Corporation, a designer and manufacturer of components principally used in medical devices. From 2002 until the time he joined Globix, Mr. Bauer had been in private practice, providing general counsel services for emerging companies. Mr. Bauer is a graduate of Williams College and Harvard Law School and is admitted to practice law in New York and Massachusetts.

Philip J. Cheek joined Globix’s United Kingdom subsidiary, Globix Ltd., in July 2000 as European finance director. Mr. Cheek was subsequently appointed to the additional position of managing director of Globix Ltd. on July 12, 2001. He currently serves on the Globix Ltd. United Kingdom board of directors. Prior to his joining Globix Ltd., Mr. Cheek served in various financial positions with Fritz Companies, an international freight company (now part of UPS) from April 1996 through July 2000. Mr. Cheek graduated as a qualified ACCA in 1992 with a professional training practice at Maxwells Chartered Accountants.

Eric J. Sandman was appointed Senior Vice President, Finance and Corporate Development on January 4, 2006. Mr. Sandman shall serve as our principal financial officer until Globix appoints a new Chief Financial Officer to succeed Robert Dennerlein, who resigned from Globix on January 2, 2006. Mr. Sandman joined Globix pursuant to the merger with NEON and has served as its Vice President of Financial Planning and Analysis since the merger. Mr. Sandman commenced employment with NEON in September 2000 and served as its Director of Financial Planning and Analysis. Mr. Sandman received a Masters of Business Administration from Carnegie Mellon University and a Bachelor of Science in Electric Engineering from the University of Maine.

Henry J. Conicelli joined Globix as our Controller on January 2, 2006 and has been designated to serve as our principal accounting officer. Prior to his employment with Globix, Mr. Conicelli served as vice president and controller of Talk America, Inc., a telecommunications company located in New Hope, Pennsylvania, where he was employed since 2001. From 1997 until 2001, Mr. Conicelli served as corporate controller of Travelways, Inc. – Vector, Inc., a major transportation consolidator located in Blue Bell, Pennsylvania. Mr Conicelli received his Bachelor of Business Administration from Temple University and is a CPA.

13

REPORT OF THE AUDIT COMMITTEE

________________________________________________________________

The following shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing of Globix under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Management is responsible for our internal controls, financial reporting process and compliance with laws, and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee monitors and oversees these processes.

The Audit Committee has reviewed and discussed the audited financial statements of Globix for the fiscal year ended September 30, 2005 with management, with the internal auditor and with Amper, Politziner & Mattia, P.C. (“Amper”), our independent auditors for the year ended September 30, 2005. In addition, the Committee has held discussions with Amper covering the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee has also received the written disclosures and the letter from Amper required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has held discussions with Amper regarding that firm’s independence.

Based on the Audit Committee’s reviews and discussions with management and the independent auditors as discussed above, the Audit Committee recommended that the Board of Directors include the audited financial statements of Globix in our Annual Report on Form 10-K for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission.

This report is furnished by the members of the Audit Committee.

Raymond L. Steele, Chairman

Peter L. Herzig

John H. Forsgren

Information Regarding Independent Auditors

The following is a description of fees paid to Globix’s independent auditor, Amper, Politziner & Mattia, P.C. (“Amper”) or scheduled to be paid under an engagement agreement for services in fiscal years 2004 and 2005. The final amounts actually paid for the fiscal year 2005 audit may differ by an immaterial amount based on the final hourly billing by Amper.

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	Fiscal Year 2004		Fiscal Year 2005
Audit Fees	$222,337		$594,311

Audit Related Fees	$162,440	(1)	$108,046	(2)

Tax Fees	$10,630		$5,170

All Other Fees	$26,079	(3)	$97,105

Total Fees	$421,487		$804,632

(1)

Audit-related fees consisted of audit-related services in connection with the registration statements on Form S-4 initially filed with the SEC on October 12, 2004 and Form S-1 filed with the SEC on March 23, 2004.

(2)	Audit-related fees consisted of audit-related services in connection with the registration statements on Form S-4 initially filed with the SEC on October 12, 2004 and on Form S-3 initially filed with the SEC on May 24, 2005.
(3)	All other fees consisted of audit-related services in connection with the SAS-70 certification.

Advance Approval Policy

In accordance with the procedures set forth in its charter, the Audit Committee approves in advance all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for Globix by its independent auditors. Such approval may be accomplished by approving the terms of the engagement prior to the engagement of the independent auditors with respect to such services or by establishing detailed advance-approval policies and procedures to govern such engagement. All of the fees and services described above were subject to advance approval.

The Audit Committee has approved the engagement of Amper to serve as our independent auditors for the fiscal year ending September 30, 2006.

Representatives of Amper will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

15

REPORT OF THE COMPENSATION COMMITTEE

________________________________________________________________

To our Stockholders:

The following shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing of Globix under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The duties of the Compensation Committee include approval of salary and other compensation arrangements for our executive officers. No member of the Compensation Committee is a current or former officer or employee of Globix.

Our compensation policies are designed to reinforce our strategic and operational goals and enhance long-term stockholder value. Thus we seek to:

•	Set compensation levels to attract, retain and motivate executive officers and employees;

•	Align compensation with business objectives and performance and with the interests of the stockholders; and

•	Position compensation to reflect the individual’s performance as well as the level of responsibility, skill and strategic value of the employee.

Globix attempts to target its compensation programs to provide compensation opportunities that are perceived by its officers and employees to justify continued service to Globix.

Compensation decisions for the fiscal year ended September 30, 2005 were based on the following considerations:

•	Existing contractual compensation arrangements with the senior executive officers;

•	Compensation opportunities perceived to be necessary to attract and retain executive officers; and

•	The contribution of the individual executive officers to our operating performance and their role in the implementation of our operating plan.

Stock options granted to executive officers during fiscal 2005 will vest (all or in part) based on the achievement by Globix (as determined by the Compensation Committee) of revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) components of the Globix operating plan as of December 31, 2005 and 2006.

16

The Committee also adopted a cash incentive (bonus) compensation plan for executive officers and other key employees. Payment of a portion of the target compensation under the plan will depend in part on the achievement by Globix (as determined by the Compensation Committee) of revenue and EBITDA components of the Globix operating plan as of December 31, 2005 and 2006. The remaining portion of the compensation payable under the plan will depend on the achievement by the individual executives of goals related to the Globix business plan. The target amount payable, expressed as a percentage of base salary, will be 50% (in the case of the Chief Executive Officer), 33% (in the case of certain other senior executive officers) and 20% (in the case of other members of senior management) assuming achievement of 100% of the performance goals. The payout for the revenue and EBITDA goals will be based on a sliding scale with a portion of the target bonus amount being payable starting at 85% achievement for each of these goals, subject to a maximum of 120% of the bonus amount per goal based on achievement of at least 120% of such goal. The percentages will be applied separately to achievement of the EBITDA and revenue objectives. Achievement of the personal objectives will be determined by the Compensation Committee in the case of the Chief Executive Officer and other senior officers and will be reviewed by the Compensation Committee in the case of other members of senior management.

Chief Executive Officer Compensation

Effective April 15, 2002, we entered into an employment agreement with Peter K. Stevenson that extended until July 31, 2003. As of August 1, 2003, the agreement was amended to extend the term until July 31, 2004, subject to extension for successive six month periods with the mutual consent of Globix and Mr. Stevenson. As of September 15, 2005, the agreement was superseded by a new agreement that extended the employment term to December 31, 2006 and made certain other changes to the terms of Mr. Stevenson’s employment, including his compensation. Under the new agreement, Mr. Stevenson's base salary is $350,000 per year and he is also eligible for an annual bonus in an amount up to 50 percent of his base salary under the cash incentive plan described above. In addition, Mr. Stevenson received an option to purchase up to 320,888 shares of stock under our 2003 Stock Option Plan. These options will vest based on the achievement by Globix of revenue and EBITDA performance goals as of December 31, 2005 and 2006, as described above, and will also vest if he is terminated without cause or if he terminates his employment for good reason. The Committee believes that these bonus and option grants will provide appropriate incentives for Mr. Stevenson to work for long-term growth and stock performance.

This report is furnished by the members of the Compensation Committee.

José A. Cecin

Peter L. Herzig

Steven G. Lampe

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Compensation Committee Interlocks and Insider Participation

Mr. Singer, the former Chairman of Globix’s Board of Directors and a member of the Compensation Committee until March 14, 2005, was paid a success fee by Globix in the amount of $169,000 in connection with the sale by Globix of the property located at 415 Greenwich Street, New York, New York in January 2004.

In the sale of $5 million in principal amount of 9% senior notes by Globix on December 13, 2005, one of the purchasers was LC Capital Master Fund Ltd., an investment fund managed by an investment advisor with which Mr. Lampe, a current member of the Compensation Committee, is affiliated.

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EXECUTIVE COMPENSATION

________________________________________________________________

Summary Compensation Table

The following summary compensation table sets forth the total compensation for the fiscal years ended September 30, 2005, September 30, 2004 and September 30, 2003 for Globix’s Chief Executive Officer, Globix’s other most highly compensated executive officers during the fiscal year ended September 30, 2005 who held office as of September 30, 2005, and two former executive officers who were among the five most highly compensated executive officers in fiscal 2005.

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Other Annual Compensation($)	Securities Underlying Options/ SARs (#)	All Other Compensation
Peter K. Stevenson Chief Executive Officer	2005 2004 2003	319,630 308,000 284,684	115,500 284,250 150,000	--- 79,105[2]	320,888 --- 548,667[3]	--- ---
Philip J. Cheek[4] Managing and Finance Director, Globix U.K. Ltd.	2005 2004 2003	196,115 197,134 178,333	25,287 41,625	--- ---	56,956 -- - 30,000	19,893[5] 17,833[5]
Robert M. Dennerlein[6] Chief Financial Officer	2005 2004 2003	184,153 176,250 108,077	56,050 69,050 42,916	--- ---	73,911 --- 100,000	--- ---
H. Jameson Holcombe[7] Senior Vice President of Operations, Corporate Secretary and Chief Technology Officer	2005 2004 2003	183,184 185,000 170,000	52,807 65,807 53,125	--- 79,623[8]	--- 106,582	--- ---
John D. McCarthy[9] Senior Vice President, Corporate Development	2005 2004 2003	127,275 190,000 190,000	52,807 70,807 62,938	--- ---	--- 146,316	--- ---

(1)

Amounts shown include a special one-time bonus paid in April 2004 occasioned by the successful completion of the sale of the property at 415 Greenwich Street in New York, New York in the amount of $168,750 for Mr. Stevenson, $13,000 for Messrs. Dennerlein and Holcombe and $18,000 for Mr. McCarthy.

(2)

Represents the amount that we reimbursed Mr. Stevenson for his housing and travel costs in the fiscal year ended September 30, 2003, including amounts reimbursed for taxes associated with these payments, as his permanent residence is located outside of the New York area.

(3)

Pursuant to Mr. Stevenson’s employment agreement dated as of April 15, 2002, we agreed to grant to Mr. Stevenson options to acquire 548,667 shares of our common stock, which options were granted to Mr. Stevenson on March 14, 2003 pursuant to our 2003 Stock Option Plan.

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(4)	Mr. Cheek joined our U.K. subsidiary, Globix Ltd., in July 2000. He was appointed Managing and Finance Director of Globix Ltd. on July 12, 2001.
(5)	Represents the amount contributed by Globix Ltd. to its profit sharing plan.
(6)	Mr. Dennerlein became our Chief Financial Officer on May 12, 2003. He joined Globix in January 2003 and resigned in January 2006.
(7)	Mr. Holcombe resigned in July 2005.
(8)

Represents the amount that we reimbursed Mr. Holcombe for his housing and travel costs in the fiscal year ended September 30, 2003, including amounts reimbursed for taxes associated with these payments, as his permanent residence is located outside of the New York area.

(9)	Mr. McCarthy resigned in April 2005.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
	Number of Securities Underlying Options/SARS Granted (#)[1]	% of Total Stock Options/SARS Granted to Employees in 2005	Exercise Price($/ share)	Expiration Date	Value at Assumed Annual Rates of Stock Price Appreciation for Option
					Term
Name					5%($)	10%($)
Peter K. Stevenson	320,888	30.4%	2.75	9/13/2015	256,710.40	933,784.08
Philip Cheek	56,956	5.4%	2.75	9/13/2015	45,564.80	165,741.96
Robert M. Dennerlein	73,911	7.0%	2.75	9/13/2015	59,128.80	215,081.01
H. Jameson Holcombe	---
John D. McCarthy	---

(1)

Includes options to purchase 320,888 shares granted to Mr. Stevenson, 56,956 shares granted to Mr. Cheek and 73,911 shares granted to Mr. Dennerlein. These options vest based on the achievement of certain goals under Globix’s business plan during two performance periods ending on December 31, 2005 and December 31, 2006, with one half vesting, if at all, on December 31, 2005 and the remaining half vesting, if at all, on December 31, 2006. For each of the two performance periods, two thirds of the options will vest based on achievement of certain EBITDA objectives and one third will vest based on achievement of certain revenue objectives. The options also vest upon a change in control (as defined in the 2003 Stock Option Plan) and, in the case of Mr. Stevenson, if his employment is terminated without cause or if he resigns with good reason as defined in his employment contract.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Value Table

The following table presents information concerning exercise of options by the officers included in the Summary Compensation Table during the fiscal year ended September 30, 2005.

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Name	Number of Shares Acquired on Exercise	Value Realized (Market Price at Exercise Less Exercise Price)	Exercise Price ($/Share)	Number of Securities Underlying Unexercised Options at Fiscal Year End[1]		Value of Unexercised In-The-Money Options/SARS at Fiscal Year End[1]
				Exercisable	Unexercisable	Exercisable	Unexercisable
Peter K. Stevenson	---	---	2.75		320,888
	---	---	3.04	548,667	---
Philip J. Cheek	---	---	2.75		56,956
	---	---	3.04	25,000	5,000
Robert M. Dennerlein	---	---	2.75		73,911
	---	---	3.04	89,167	10,833
H. Jameson Holcombe	---	---	---	---	---
John D. McCarthy	---	---	---	---	---

(1)	Based on a sales price of $1.97 per share of our common stock on the American Stock Exchange on September 30, 2005, no options are in the money.

Employment Agreements

Ted S. Lodge. In connection with the election of Ted. S. Lodge as our Chairman of the Board of Directors and Executive Chairman, we entered into an employment agreement with Mr. Lodge. Pursuant to the provisions of this employment agreement, the term of his employment will be one year from the date of the execution of the agreement on October 31, 2005, during which he will be required to devote at least two days per work week to the business and affairs of Globix. Mr. Lodge will receive an annual base salary of $275,000, subject to increases at the discretion of the Board of Directors and will be eligible to receive bonuses at the discretion of the Board of Directors. In addition, Mr. Lodge will receive fully vested options to purchase 1,000,000 shares of our common stock at an exercise price of $2.75 per share. We will reimburse Mr. Lodge for reasonable out-of-pocket expenses incurred in connection with his employment including lodging within the New York metropolitan area during the work week, expenses incurred in maintaining an office in Pennsylvania and roundtrip transportation between New York and Pennsylvania. In the event that Mr. Lodge is required to relocate his primary place of business to a location farther than 60 miles from its current location in Pennsylvania or if he is actually or constructively terminated without cause following a change in control (as defined in the indenture governing our 11% senior secured notes), he will receive severance in the amount equal to his base salary due through the end of the period ending October 31, 2006 plus one year of his base salary. In addition, for a period of 360 days after such termination, Mr. Lodge will be able to exercise any stock options previously granted to him by us, which will all be considered fully vested upon such termination of employment with Globix.

Peter K. Stevenson. Effective April 15, 2002, we entered into an employment agreement with Peter K. Stevenson for his services as our President and Chief Executive Officer. The original term of the agreement extended until July 31, 2003. As of August 1, 2003, the agreement was amended to extend the term until July 31, 2004, subject to extension for successive six month periods with the mutual consent of Globix and Mr. Stevenson, and to make certain other changes in Mr. Stevenson’s compensation and severance arrangements. As of September 15, 2005, the agreement was superceded by new agreement that extended the employment term to December 31, 2006 and made certain other changes to the terms of Mr. Stevenson’s employment, including his compensation.

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This new agreement was amended as of January 4, 2006 to reflect a change in his title. Under the most recent agreement, Mr. Stevenson's base salary is $350,000 per year. Mr. Stevenson is also eligible for an annual bonus in an amount up to 50 percent of his base salary, payable at the discretion of the Compensation Committee, if he achieves the targets (objective and subjective) established by the Compensation Committee. Under his employment agreement, Mr. Stevenson is also entitled to reimbursement for certain travel expenses between his home in Virginia and our offices in New York City, and for the expense of maintaining an office in Virginia. Mr. Stevenson's employment agreement provides that in the event that we terminate his employment with Globix for any reason other than cause, or if Mr. Stevenson terminates his employment with our company for good reason, as defined in the agreement, then Mr. Stevenson is entitled to payment of salary and other compensation due through the end of the term. Mr. Stevenson's employment agreement was amended on January 4, 2006 to reflect a change in title and reporting arrangements when Mr. Van Wagenen was promoted to the position of President.

Gene M. Bauer. On September 16, 2005, our Compensation Committee unanimously approved the hiring of Gene M. Bauer to serve as our Vice President, General Counsel and Secretary. He was appointed Senior Vice President, General Counsel and Secretary on January 4, 2006. Mr. Bauer will receive an annual base salary of $200,000, subject to increases at the discretion of the Compensation Committee and will be eligible to receive a cash bonus of up to 30% of his annual base salary pursuant to Globix’s annual incentive compensation plan. The eligibility for and payout of Mr. Bauer’s bonus will be subject to the policies for cash incentive compensation for the performance period extending from July 1, 2005 through December 31, 2006 adopted by the Compensation Committee on September 13, 2005. Mr. Bauer will receive $200 per month in lieu of medical coverage, will have access to use Globix’s apartment free of charge and will be entitled to four weeks’ vacation per year. In the event that Mr. Bauer is required to relocate his primary place of business to a location farther than 60 miles outside of New York City (other than the greater Boston area) or if he is actually or constructively terminated without cause within one year following a change in control (as defined by Globix’s 2003 Stock Option Plan), he will receive severance in the amount equal to one year of his base salary.

H. Jameson Holcombe. In connection with Mr. Holcombe’s resignation, we entered into an agreement, to be effective as of July 1, 2005, to continue Mr. Holcombe’s salary through November 30, 2005.

John D. McCarthy. In connection with Mr. McCarthy’s resignation, we entered into an agreement, to be effective as of April 28, 2005, to continue Mr. McCarthy’s salary through August 31, 2005.

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STOCKHOLDER PERFORMANCE GRAPH

________________________________________________________________

The graph depicted below shows the total shareholder returns for our common stock as compared against the NASDAQ market index, the AMEX market index and the Media General Internet Software and Service Index (Hemscott Group Index). To our knowledge, our common stock did not trade from April 25, 2002, the effective date of our plan of reorganization, until October 31, 2002.

COMPARE 35-MONTH CUMULATIVE TOTAL RETURN

AMONG GLOBIX CORPORATION, AMEX MARKET INDEX,

NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

350

300

250

200

150

100

50

0

GLOBIX CORPORATION

NASDAQ MARKET INDEX

AMEX MARKET INDEX

HEMSCOTT GROUP INDEX

ASSUMES $100 INVESTED ON OCT. 31, 2002

ASSUMES  DIVIDEND REINVESTED

FISCAL YEAR ENDING  SEPT. 30, 2005

10/31/02

12/31/02

3/31/05

6/30/03

12/31/03

3/31/04

6/30/04

9/30/04

12/31/04

6/30/05

3/31/03

9/30/03

9/30/05

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SECURITY OWNERSHIP

OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

________________________________________________________________

The following table and the accompanying notes set forth certain information, as of December 22, 2005 (except as set forth below), concerning the beneficial ownership of our common stock by: (1) each person who is known by us to beneficially own more than five percent of our common stock, (2) each director of Globix, (3) each officer named in the Summary Compensation Table and (4) all directors and executive officers as a group. The beneficial ownership of our preferred stock, where applicable, is set forth in the accompanying notes to this table.

Name and Address of Beneficial Owner	Number	Percentage(1)
MacKay Shields LLC(2) c/o MacKay Shields Financial Corp. 9 West 57th Street New York, NY 10019	12,967,705	25.84%
LC Capital Master Fund Ltd.(3) (4) Lampe Conway & Co. LLC 730 Fifth Avenue, Ste. 1002 New York, NY 10019	5,395,868	10.98
Singer Children's Management Trust (5) 560 Sylvan Avenue Englewood Cliffs, NJ 07632	4,331,010	8.76
Loeb Partners Corp. (6) 61 Broadway New York, NY 10006	3,843,470	7.88
Mode 1 Communications, Inc.(7) c/o Northeast Utilities Service Co. 107 Selden Street Berlin, CT 06037	2,723,674	5.62
Citadel Investment Group LLC (8) 131 Dearborn St., 36th Floor Chicago, IL 60604	2,549,600	5.26
Ted S. Lodge	1,000,000(9)	2.01
Peter K. Stevenson (10)	565,667	1.15
Wayne Barr, Jr. (11)	341,657	*
José A. Cecin, Jr.(12)	3,068	*
Stephen E. Courter (13)	573,660	1.17
John H. Forsgren (14)	2,061	*
Peter L. Herzig	0	*

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Steven G. Lampe(3) (4)	5,345,868	10.97
Steven G. Singer(15)	915,623	1.88
Raymond L. Steele	*	*
Philip J. Cheek(16)	25,000	*
H. Jameson Holcombe(17)	71,054	*
John D. McCarthy	0	*
All directors and officers of Globix as a group (15 persons)(18)	9,260,645	17.63%

(*)	Less than 1%

(1)

Except as noted below, the information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares as to which such person, directly or indirectly, has or shares voting power or investment power and also any shares of our common stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from Globix within 60 days. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as noted, each stockholder listed has sole voting and investment power with respect to the shares shown as being beneficially owned by such stockholder.

(2)

According to information provided to us by MacKay Shields LLC, the pecuniary interests in these shares are held by a number of clients for whom MacKay Shields LLC is the discretionary investment advisor or subadvisor. As of August 11, 2005, MacKay Shields LLC has voting and investment control over these shares and, accordingly, is deemed to beneficially own these shares. Included in these shares are 1,434,939 shares of common stock that may be acquired upon conversion of the preferred stock. Also included in these shares are 69,091 shares that MacKay Shields LLC has the right to acquire at a purchase price of $2.75 per share.

(3)

Mr. Lampe is affiliated with LC Capital Master Fund Ltd., which owns these shares. Mr. Lampe has voting and investment control over these shares and, consequently, is deemed to beneficially own these shares.

(4)

LC Capital Master Fund Ltd. directly beneficially owns 5,363,639 shares of Globix common stock (including 462,462 shares that may be acquired upon conversation of the preferred stock). LC Capital indirectly beneficially owns 9,502 shares of Globix common stock pursuant to currently exercisable stock options granted to Mr. Lampe, who is an affiliate of LC Capital. Also included in these shares are 22,727 shares that LC Capital Master Fund Ltd. has the right to acquire at a purchase price of $2.75 per share.

(5)

The Singer Children's Management Trust acquired 400,000 shares in a debt-for-equity exchange of certain of our 11% senior notes. Steven Singer’s sister-in-law, Karen Singer, serves as sole trustee for the Singer Children’s Management Trust, a trust for the benefit of Steven Singer’s brother’s children, which trust holds 4,092,596 shares of common stock (including 699,099 shares that may be acquired on conversion of the preferred stock). Also included in these shares are 20,000 shares that the selling holder has the right to acquire at a purchase price of $2.75 per share as a result of the provisions of the debt-for-equity exchange. Steven Singer and his sister-in-law disclaim membership in a group, as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, and disclaim any other interest in the Globix common stock held in the trusts. In June 2005, a total of 218,414 shares of Globix common stock was purchased by TJD, LLC, a limited liability company owned 90% by the Singer Children’s Management Trust and 10% by Karen Singer.

(6)	Loeb Partners Corp. directly beneficially owns 3,843,470 shares of Globix common stock (including 117,317 shares that may be acquired upon conversion of the preferred stock).
(7)	Mode 1 Communications, Inc. directly beneficially owns 2,723,674 shares of Globix common stock, including 9,502 shares of Globix common stock pursuant to currently exercisable stock options.

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(8)

According to information provided to us, Citadel Limited Partnership is the portfolio manager for each of Citadel Equity Fund Ltd. and Citadel Credit Trading Ltd. Citadel Investment Group, L.L.C. acts as the general partner of Citadel Limited Partnership.

(9)	Mr. Lodge beneficially owns these shares pursuant to currently exercisable stock options.
(10)	Includes options to acquire 548,667 shares of Globix common stock pursuant to the Globix 2003 Stock Option Plan, all of which stock options are currently vested.
(11)

Mr. Barr directly beneficially owns 9,502 shares of Globix common stock pursuant to currently exercisable stock options and 125,000 shares of Globix common stock pursuant to a currently exercisable warrant. Additionally, Mr. Barr indirectly beneficially owns a warrant currently exercisable for 207,155 shares of Globix common stock which is directly beneficially owned by Rita Barr, Mr. Barr’s spouse.

(12)	Mr. Cecin beneficially owns these shares pursuant to currently exercisable stock options.
(13)	Mr. Courter beneficially owns these shares pursuant to stock options that are fully vested and exercisable as a result of the merger.
(14)	Mr. Forsgren directly owns 2,061 shares of Globix common stock.
(15)

Mr. Singer is co-trustee of two trusts for the benefit of his brother’s children and as trustee has voting and investment control over the 915,623 shares of common stock held in the trusts (including 118,197 shares that may be acquired on conversion of the preferred stock). Mr. Singer’s sister-in-law, Karen Singer, serves as sole trustee for another trust for the benefit of Mr. Singer’s brother’s children, which trust holds 4,092,594 shares of common stock (including 699,098 shares that may be acquired on conversion of the preferred stock). Mr. Singer and his sister-in-law disclaim membership in a group, as such term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, and disclaim any other interest in the Globix common stock held in the trusts.

(16)	Mr. Cheek beneficially owns these shares pursuant to currently exercisable stock options.
(17)	Mr. Holcombe beneficially owns these shares pursuant to currently exercisable stock options.
(18)	Includes options and warrants to purchase an aggregate of 3,012,331 shares and also includes preferred shares exchangeable for 817,295 shares.

Unless otherwise indicated, the address for the individuals listed above is c/o Globix Corporation, 139 Centre St., New York, NY 10013.

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Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require Globix directors and executive officers, and persons who own more than ten percent of the outstanding shares of common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of Globix on Forms 3, 4, and 5. To our knowledge, based on review of copies of such reports furnished to Globix and representations by these individuals that no other reports were required, all required reports have been filed on a timely basis on behalf of all persons subject to these requirements during fiscal 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

________________________________________________________________

In January 2004, Globix paid Steven G. Singer, then Chairman of the Board of Directors, a success fee in the amount of $169,000 in connection with his work on the sale by Globix of its property located at 415 Greenwich Street, New York, New York. Various members of management were also paid a success fee in connection with this transaction, which enabled Globix to repurchase approximately $44 million in principal amount, plus accrued interest, of its 11% senior notes.

Capital & Technology Advisors, Inc. (“CTA”) provides consulting and business development services to Globix in exchange for a fee of $60,000 per month, plus out of pocket expenses, pursuant to an agreement which is due to expire on May 14, 2006. Additionally, under a letter agreement between Globix and CTA, CTA is entitled to a success fee if Globix consummates a sale, merger or a similar transaction with CTA’s assistance. Wayne Barr, Jr., who is currently a member of our Board of Directors, is the President of CTA.

CTA provided services to both Globix and NEON prior to their merger and had done so since Globix and NEON each emerged from bankruptcy in 2002. The fee paid by Globix was $65,000 per month, while the fee paid by NEON was $35,000 per month. On May 15, 2005, CTA and Globix entered into a new consulting agreement under which CTA received a fee of $120,000 per month in exchange for assistance in the integration of Globix and NEON and other business and consulting services. Effective January 15, 2006, the CTA fee was reduced to $60,000 per month for the remaining term of the consulting agreement, and the scope of services was also reduced. For the fiscal years ended September 30, 2003, 2004 and 2005, CTA received $810,000, $827,000 and $1,272,000, respectively, in fees and expense reimbursements from Globix.

Mr. Barr, along with certain affiliates of CTA, holds warrants exercisable for 500,000 shares of Globix common stock at $3.00 per share through March 13, 2013, which warrants were purchased from Globix for $25,000. Certain other current and former affiliates of CTA and their designees hold warrants purchased from NEON that were converted in the merger into the right to purchase 95,610 shares of Globix common stock at $4.75 per share expiring October 23, 2008 and warrants to purchase 111,545 shares of Globix common stock at $4.16 per share expiring December 3, 2007.

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For the years ended December 31, 2003 and 2004, CTA received $925,000 and $435,000, respectively, in fees from NEON.

Effective February 13, 2003, NEON entered into an employment agreement with Stephen E. Courter for his services as NEON’s President, Chief Executive Officer and Chairman of the board of directors. The original term of the employment agreement was extended until December 31, 2003 and provided for the agreement to be automatically extended for successive twelve-month periods, subject to early termination. Under the agreement, Mr. Courter’s base salary was $275,000 per year and he was eligible for an annual bonus at 50 percent of his base salary, payable in accordance with NEON’s compensation program established and administered by NEON’s board of directors. In addition, under the terms of Mr. Courter’s employment agreement, NEON granted to Mr. Courter options to acquire 450,000 shares of NEON common stock, which were converted into options to purchase 573,660 shares of Globix common stock in the merger. These options became fully vested and immediately exercisable in the merger.

In addition, Mr. Courter’s employment agreement provided that in the event that NEON terminated his employment with NEON for any reason (other than for cause, as defined in the employment agreement), then Mr. Courter would be entitled to twelve months’ salary and incentive compensation at the then current compensation rate and twelve months’ benefit continuation at the then current level. Pursuant to this agreement, Mr. Courter will receive salary and bonus compensation through May, 2006. Mr. Courter also served as a consultant to NEON for a period of six months following the merger in exchange for $50,000.

On December 13, 2005, Globix issued and sold $5 million in principal amount of its 9% senior notes to a group of investors. The notes mature on May 1, 2008. Interest on the notes is payable quarterly in arrears, beginning January 1, 2006. The notes are secured by a first priority security interest in domestic accounts receivable in the amount of 150% of the principal amount of the notes. Covenants and events of deafult under the notes are generally the same as those contained in the indenture relating to our outstanding 11% senior notes, except that the new notes limit the incurrence of additional senior debt that might be permitted under the 11% senior notes. The new notes were permitted under a provision of the 11% note indenture that allows the issuance of certain additional debt in the form of bonds or other securities. The new notes can be prepaid without penalty or premium at any time following 30 days’ notice.

Purchasers of the 9% senior notes included: LC Capital Master Fund Ltd., an investment fund managed by an investment advisor with which one member of Globix’s Board of Directors, Steven G. Lampe, is affiliated; Karen Singer, the sister-in-law of another Board member, Steven G. Singer; and Metronome LPC 1, Inc., an affiliate of Loeb Partners Corp., which (together with its affiliates) is the beneficial owner of approximately 7.9% of Globix common stock. LC Capital Corp. Ltd. is the beneficial owner of approximately 10.9% of Globix common stock (including 462,462 shares that may be acquired upon conversion of our convertible preferred stock). Karen Singer is the sole trustee of the Singer Children’s Management Trust, which is the beneficial owner of approximately 8.3% of Globix common stock (including 699,099 shares that may be acquired on conversion of the preferred stock). The principal amounts purchased by these holders are $1 million for LC Capital Master Fund Ltd., $1 million for Karen

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Singer and $1 million for Metronome. Mr. Singer disclaims any beneficial ownership interest in the 9% notes. The transaction was approved by all of the disinterested members of our Board of Directors

PROPOSAL TWO - AMENDING THE STOCK OPTION PLAN

________________________________________________________________

In order to address current and future needs, we are seeking stockholder approval to increase the number of shares available for stock option grants under Globix’s 2003 Stock Option Plan (the “Plan”) to provide for the issuance of up to 3,500,000 shares and to increase the maximum number of shares of stock subject to options that can be granted under the Plan to any person in any year by 225,000 shares.

Options grants are a necessary component of our compensation system and help to align the interests of employees with those of stockholders. In summer 2005, we determined that we did not have enough shares authorized under the Plan to cover grants to employees for 2005 and 2006 in amounts that we believed would provide appropriate incentives in line with our 2005-2006 operating plan. Accordingly, a portion of the options granted in September 2005 are subject to stockholder approval. The options granted in September 2005 will vest only upon achievement of our revenue and EBITDA objectives under the 2005-2006 operating plan, and have an exercise price of $2.75 per share, significantly above the market price at the time of the grant. Following these grants we also issued an option to purchase 1,000,000 shares at an exercise price of $2.75 per share to Ted S. Lodge to induce him to become our Chairman of the Board and Executive Chairman. While we believe that a grant of this size was necessary for us to be able to attract an executive of Mr. Lodge’s caliber, the grant increases the number of shares for which stockholder approval needs to be sought, and also requires an amendment to increase the number of shares that may be granted under options to any one person in any year under the Plan.

For all of the reasons set forth above, the Board of Directors is seeking stockholder approval to increase the number of shares authorized under the Plan from 1,829,000 to 3,500,000, and to increase the maximum number of shares of stock subject to options that can be granted to any person in one year from 775,000 to 1,000,000 shares.

The following is a brief description of the Plan. A copy of the Amendment to the Plan, and the Plan as proposed to be amended are set forth on Appendix A and B to this proxy statement.

Administration of the Plan

The selection of key employees who may participate in the Plan, and the terms and conditions of each award, are determined by the Board of Directors. The Board may delegate to a committee such powers and authorities related to the administration of the Plan as the Board may determine, provided that each member of the committee is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. The Board (or the committee if such powers are delegated to it) has full power, discretion and authority to interpret, construe and administer the Plan, and all decisions, determinations or actions of the Board pursuant to the Plan are final and

29

binding on all persons for all purposes. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of Globix who need not be outside directors, who may administer the Plan with respect to employees or service providers who are not officers or directors. The Board has delegated the administration of the Plan to the Compensation Committee.

Eligibility

Employees and service providers of Globix and its affiliates are eligible to receive grants under the Plan. Currently, there are approximately [250] persons who are eligible to receive awards under the Plan. The maximum number of shares of stock subject to options that can be granted under the Plan to any person is currently 775,000 per year. Under the proposed Amendment, the maximum will be 1,000,000 shares per year.

Types of Awards that May Be Made under the Plan

Stock options granted under the Plan may be of two types: (i) incentive stock options and (ii) nonqualified stock options.

Shares Covered by the Plan

The Plan permits the granting of awards covering 1,829,000 shares of common stock. Under the proposed Amendment, the Plan will permit the granting of awards covering 3,500,000 shares of common stock. As of December 31, 2005 options to purchase 1,879,652 shares have been granted under the Plan.

Any shares that are reserved for options that lapse, expire or are forfeited, and any shares that are exchanged (actually or constructively) by optionees as full or partial payment to Globix for shares acquired on the exercise of an option, may be available for subsequent grants under the Plan.

Stock Options

Options granted under the Plan may be either non-qualified stock options or incentive stock options qualifying for special tax treatment under Section 422 of the Internal Revenue Code. The exercise price of any incentive stock option may not be less than the fair market value the underlying stock on the grant date. If the grantee holds more than 10 percent of our stock, the option exercise price may not be less than 110 percent of the fair market value of the stock on the grant date. In no case may the exercise price of any option be less than the par value of a share of common stock. The exercise price is payable in cash, shares of common stock previously owned by the optionee or such other forms of payment permitted by law or the award agreement.

Generally, each option will expire on the tenth anniversary of the date of grant. In the case of an option intended to qualify as an incentive stock option, the option will expire on the fifth anniversary of the date of grant, if the optionee is a holder of more than 10 percent of our stock.

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Tax Consequences of Options

Non-Qualified Stock Options. On the exercise of a non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes on the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price of the option. The optionee will be taxed on this amount in the year of exercise, and Globix will generally be allowed a deduction in this amount for federal income tax purposes in the same year. When the optionee disposes of shares acquired on the exercise of a non-qualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long- or short-term capital gain to the optionee, depending on the holding period for the shares. If the amount received is less than the market value of the shares on the date of exercise, the loss will be treated as long- or short-term capital loss, depending upon the holding period of the shares.

Incentive Stock Options. On the exercise of an incentive stock option, no ordinary income will be recognized by the optionee. If the optionee holds the shares for over one year after the date of exercise, then on the sale of the shares (i) the excess of the sale proceeds over the aggregate exercise price of the option will be long-term capital gain to the optionee, and (ii) Globix will not be entitled to a tax deduction under such circumstances. Generally if the optionee sells or otherwise disposes of the shares within one year after the date of exercise, the excess of the fair market value of such shares at the time of exercise over the aggregate exercise price (but generally not more than the amount of gain realized on the disposition) will be ordinary income to the optionee at the time of such disposition. This is sometimes referred to as a “disqualifying disposition.” Globix generally will be entitled to a federal tax deduction equal to the amount of ordinary income recognized by the optionee upon a disqualifying disposition.

Amendment and Termination of the Plan

The Board may, at any time, amend, suspend or terminate the Plan as to any shares of stock as to which grants have not been made. An amendment will be contingent on the approval of our stockholders to the extent stated by the Board or required by applicable law. No grants may be made after termination of the Plan. No amendment, suspension or termination of the Plan may, without the consent of the grantee, impair rights or obligations under any grant theretofore awarded under the Plan.

Rights Provided in the Event of a Change of Control

The Plan provides for certain special rights upon the occurrence of a “Change of Control,” which is defined as (i) the dissolution or liquidation of Globix or a merger, consolidation or reorganization of Globix with one or more other entities in which Globix is not the surviving entity, (ii) a sale of substantially all the assets of Globix to another person or entity, (iii) any transaction (including without limitation a merger or reorganization in which Globix is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates immediately prior to the transaction) owning more than 50 percent of the combined voting power of all classes of Globix stock, or (iv) a change in the membership of the Board of Directors if, over any period of 24 consecutive months, individuals who were members of the Board at the beginning of the period (or who were nominated to the Board by such persons) fail to constitute a majority of the Board at the end of such period.

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Immediately prior to the scheduled consummation of a Change of Control, all options outstanding under the Plan will become immediately exercisable and will remain exercisable for a period of 15 days, unless prior to the scheduled consummation of the Change of Control, the Board elects, in its sole discretion, to cancel any outstanding grants of options and pay or deliver to the holders of options an amount in cash or securities equal to the excess of the Change of Control transaction price over the exercise price of the option.

The 15 day period described above will begin on the date the grantee receives notice of the scheduled consummation of the Change of Control and will end on the later of the actual date of consummation of the Change of Control or the fifteenth day following the delivery of the notice to grantee from Globix or the acquiring party. Any exercise of an option during such 15 day period will be conditioned upon the consummation of the Change of Control and will be effective only immediately before the consummation of the event. Upon consummation of the Change of Control, the Plan and all outstanding but unexercised options will terminate. The Board will send written notice of an event that will result in such a termination to all individuals who hold options not later than the time at which Globix gives notice thereof to its stockholders.

The above-described provisions will not apply to a Change of Control if provision is made in writing in connection with the Change of Control for the assumption or continuation of the options then granted, or for the substitution of options relating to the stock of a successor entity, or a parent or subsidiary of a successor entity, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices.

If Globix is the surviving entity in any reorganization, merger or consolidation that does not constitute a Change of Control, each option granted under the Plan will represent the right to purchase those securities to which a holder of the number of shares of common stock subject to such option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the option exercise price per share so that the aggregate option price thereafter will be the same as the aggregate option exercise price immediately prior to the reorganization, merger or consolidation. Subject to any contrary language in the agreement evidencing a grant, any restrictions applicable to such grant will apply as well to any replacement shares received by the grantee as a result of the reorganization, merger or consolidation.

Parachute Limitations

In connection with a change in control, awards under the Plan to certain individuals may become subject to excise taxation under Section 280G of the Internal Revenue Code as so-called “Parachute Payments.” Under the Plan, an individual who would otherwise be subject to the excise tax has the right, under certain circumstances, to reduce or eliminate rights granted to the individual under the Plan so as to avoid have the benefits under the Plan be subject to excise tax under Section 280G of the Internal Revenue Code.

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Equity Compensation Plan Information Table

The following table provides information about shares of our common stock that may be issued upon the exercise of options and rights under existing equity compensation plans as of September 30, 2005

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities issued upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by security holders	4,218,442(1)	$3.68
Equity compensation plans not approved by security holders	0	0
Warrants issued to CTA and certain of its affiliates(2)	707,155	$3.42	0
Warrant issued to Further Lane Asset Management(3)	250,000	$4.00	0
Total:

(1) Number of shares consists of (i) 2,338,790 shares pursuant to the NEON plan with a weighted average exercise price of $4.26 adopted by Globix pursuant to the merger with NEON and (ii) 1,879,652 shares pursuant to the Plan with a weighted average exercise price of $2.95.

(2) For a description of these warrants, see “See Certain Relationships and Related Transactions” on page 27.

(3) The warrants were issued in May 2005 in exchange for consulting services and vest in equal monthly installments through May 2006. The warrants will expire May 1, 2008.

PROPOSAL THREE - RATIFICATION OF THE APPOINTMENT OF

AMPER, POLITZINER & MATTIA, P.C.

________________________________________________________________

The Audit Committee has appointed Amper, Politziner & Mattia, P.C. as our independent auditors for the year ended September 30, 2006. In the event that ratification of this appointment of Amper, Politziner & Mattia, P.C. is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of Amper, Politziner & Mattia, P.C. will be reconsidered by the Audit Committee. Representatives of Amper, Politziner & Mattia, P.C. are expected to attend the 2006 Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

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Your ratification of the appointment of Amper, Politziner & Mattia, P.C. for the fiscal year ending September 30, 2006 does not preclude the Audit Committee from terminating its engagement of Amper, Politziner & Mattia, P.C. and retaining new independent registered public accountants, if it determines that such an action would be in the best interest of Globix.

Information about Amper, Politziner & Mattia, P.C. is set forth in the Report of the Audit Committee beginning on page __.

BY ORDER OF THE BOARD OF DIRECTORS

Gene M. Bauer

Corporate Secretary

Dated: January --, 2006

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Appendix A

Globix Corporation

Amendment

To the

2003 Stock Option Plan

This Amendment to the 2003 Stock Option Plan (the “Plan”) of Globix Corporation, a Delaware corporation (the “Corporation”), hereby amends the Plan as follows:

1.	The first sentence of Section 4 of the Plan is hereby amended to read as follows in its entirety:

Subject to adjustment as provided in SECTION 13 hereof, the number of shares of Stock available for issuance under the Plan shall be three million five hundred thousand (3,500,000).

2.	The first sentence of Section 6.3 of the Plan is hereby amended to read as follows in its entirety:

During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of

Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under SECTION 6 hereof is ONE MILLION (1,000,000) PER YEAR.

3.	This Amendment shall be effective for grants made in September 2005 and thereafter, subject to stockholder approval at the Corporation’s 2006 annual meeting of stockholders.

This Amendment has been duly adopted on behalf of the Corporation as of January 1, 2006.

GLOBIX CORPORATION

By: ___________________
Name:
Title:

Appendix B

____________________________________________________________

GLOBIX CORPORATION

2003 STOCK OPTION PLAN

__________________________________________________________________

TABLE OF CONTENTS

	13.3.	Change of Control	11
	13.4.	Adjustments	12
	13.5.	No Limitations on Corporation	12
14.	GENERAL PROVISIONS		12
	14.1.	Disclaimer of Rights	12
	14.2.	Nonexclusivity of the Plan	12
	14.3.	Withholding Taxes	13

i

14.4.	Captions	13
14.5.	Other Provisions	13
14.6.	Number And Gender	13
14.7.	Severability	13
14.8.	Governing Law	13

ii

GLOBIX CORPORATION

2003 STOCK OPTION PLAN

Globix Corporation, a Delaware corporation (the “Corporation”), sets forth herein the terms of its 2003 Stock Option Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Corporation’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such officers, directors, key employees, and other persons to serve the Corporation and its Affiliates and to expend maximum effort to improve the business results and earnings of the Corporation, by providing to such officers, directors, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Corporation. To this end, the Plan provides for the grant of stock options which may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1           “Affiliate” means, with respect to the Corporation, any company or other trade or business that controls, is controlled by or is under common control with the Corporation within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2           “Award Agreement” means the written agreement between the Corporation and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3            “Benefit Arrangement” shall have the meaning set forth in Section 11 hereof.

2.4            “Board” means the Board of Directors of the Corporation.

2.5           “Cause” means, as determined by the Board and unless otherwise provided in an applicable agreement with the Corporation or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties, gross insubordination, or any act or failure to act that has, or with the passage of time could have, an adverse impact on the Corporation; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Corporation or an Affiliate.

2.6           “Change of Control” means (i) the dissolution or liquidation of the Corporation or a merger, consolidation, or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, (ii) a sale of substantially all of the assets of the Corporation to another person or entity, (iii) any transaction (including without limitation a merger or reorganization in which the Corporation is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning more than 50% of the combined voting power of all classes of stock of the Corporation, or (iv) the cessation, during any period of twenty-four (24) consecutive months, of individuals who at the beginning of such period constituted the Board (excluding any new director elected during such period whose election or nomination for election by the Corporation’s shareholders was approved by a vote of the directors then still in office who were directors at the beginning of such twenty-four (24)-month period) to constitute a majority of the Board.

2.7            “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.8           “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.9            “Corporation” means Globix Corporation.

2.10          “Disability” means, as determined by the Corporation, that the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.11         “Effective Date” means the date the Plan is approved by the Board.

2.12         “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.13         “Fair Market Value” means the market price of Common Shares, determined by the Committee as follows:

(a)          If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

(b)         If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, and are regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

(c)          If the Common Shares were traded on a stock exchange on the date in question, and are regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

(d)         If none of the foregoing is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee under paragraphs (a), (b), or (c) shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

2.14          “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.15          “Grant” means an award of an Option under the Plan.

2.16          “Grant Date” means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board.

2.17          “Grantee” means a person who receives or holds a Grant under the Plan.

2.18           “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19          “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.20          “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.21          “Option Price” means the purchase price for each share of Stock subject to an Option.

2.22          “Other Agreement” shall have the meaning set forth in Section 11 hereof.

2.23           “Outside Director” means a member of the Board who is not an officer or employee of the Corporation.

2.24           “Plan” means this Globix Corporation 2003 Stock Option Plan.

2.25           “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.26           “Service” means service as an employee, officer, director or other Service Provider of the Corporation or an Affiliate, including any approved leave of absence. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Corporation or an Affiliate. Service does not terminate when a Grantee is on a bona fide leave of absence; provided, however, that the leave of absence was approved by the Corporation in writing if the terms of the leave provide for continued Service crediting or Service crediting is required by applicable law. Service will be treated as terminating three months after the commencement of a leave of absence, unless the Grantee’s right to return to work is guaranteed by law or contract. In any event, Service terminates when the Grantee’s approved leave of absence ends, unless the Grantee immediately returns to work as an active employee. Subject to the preceding sentences, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

2.27       “Service Provider” means an employee, officer or director of the Corporation or a Subsidiary, or a natural person who is a consultant or adviser providing services to the Corporation or Subsidiary as of the date of Grant that are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation’s securities.

2.28        “Stock” means the common stock, par value $.01 per share, of the Corporation.

2.29         “Subsidiary” means any “subsidiary corporation” of the Corporation within the meaning of Section 424(f) of the Code.

2.30         “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.31         “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.	ADMINISTRATION OF THE PLAN

3.1.	Board.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Corporation’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Corporation’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive.

3.2.	Committee.

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law.

(i)        Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more Outside Directors of the Corporation who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b--3 (or its successor) under the Exchange Act.

(ii)       The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Corporation who need not be Outside Directors, who may administer the Plan with respect to employees or other Service Providers who are not officers or directors of the Corporation, may grant Grants under the Plan to such employees or other Service Providers, and may determine all terms of such Grants.

In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3.	Grants.
Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i)	designate Grantees,
(ii)	determine the type or types of Grants to be made to a Grantee,
(iii)	determine the number of shares of Stock to be subject to a Grant,

(iv)           establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v)            prescribe the form of each Award Agreement evidencing a Grant, and

(vi)           amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Corporation Grants previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Board shall have the right, in its discretion, to make Grants in substitution or exchange for any other award under another plan of the Corporation, any Affiliate, or any business entity to be acquired by the Corporation or an Affiliate. The Corporation may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Corporation or any Affiliate thereof or any confidentiality obligation with respect to the Corporation or any Affiliate thereof or otherwise in competition with the Corporation or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Corporation may annul a Grant if the Grantee is an employee of the Corporation or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. Any Grant shall be contingent upon the Grantee executing the appropriate Award Agreement.

3.4.	No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

3.5.	Compliance with Section 162(m) of the Code.

Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain “covered employees” (“Covered Employees”). If the Corporation is subject to Section 162(m) of the Code, it is the Corporation’s intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation’s compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 13 hereof, the number of shares of Stock available for issuance under the Plan shall be three million five hundred thousand (3,500,000). Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Corporation. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Corporation’s stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Corporation as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2.	Term.

The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in Section 5.3.

5.3.	Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made. An amendment shall be contingent on approval of the Corporation’s stockholders to the extent stated by the Board or required by applicable law. No Grants shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Grant theretofore awarded under the Plan.

6.	GRANT ELIGIBILITY AND LIMITATIONS

6.1.	Corporation or Subsidiary Employees; Service Providers; Other Persons.

Subject to this Section 6, Grants may be made under the Plan to any Service Provider to the Corporation or of any Affiliate, including any Outside Director.

6.2.	Successive Grants.
An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

6.3.	Limitation on Shares of Stock Subject to Grants.

During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6 hereof is one million (1,000,000) per year. The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 13 hereof.

6.4.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Corporation or any Subsidiary of the Corporation; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

6.5.	Tandem and Substitute Grants.

Grants under the Plan may, in the discretion of the Board, be granted in tandem with or in substitution or exchange for any other Grant or any award granted under another plan of the Corporation, any Affiliate, or any business entity to be acquired by the Corporation or an Affiliate, or any other right of a Grantee to receive payment from the Corporation or any Affiliate. Such tandem and substitute or exchange Grants may be granted at any time. If a Grant is made in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant.

7.	AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, which specifies the number of shares subject to the Grant. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement shall specify whether such Grant is intended to be a grant of Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.	Vesting.

Subject to Sections 8.3 and 13.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee’s Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee’s Service, (iii) immediate forfeiture of the Option in the event the Grantee’s Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Corporation’s right of repurchase with respect to unvested shares of Stock. No Option shall be exercisable in whole or in part prior to the date the Plan is approved by the Stockholders of the Corporation as provided in Section 5.1 hereof.

8.3.	Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4.	Termination of Service.

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Corporation as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 13 hereof which results in termination of the Option.

8.6.	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Corporation of written notice of exercise on any business day, at the Corporation’s principal office, on the form specified by the Corporation. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised.

8.7.	Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 13 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.	Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

9.	TRANSFERABILITY OF OPTIONS

9.1.	Transferability of Options.

Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.2.	Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.	FORM OF PAYMENT FOR OPTIONS

10.1.	General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Corporation.

10.2.	Cashless Exercise.

To the extent the Award Agreement so provides and the Corporation at the time of exercise so approves, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Corporation to sell shares of Stock and to deliver all or part of the sales proceeds to the Corporation in payment of the Option Price and any withholding taxes described in Section 14.3. Note that applicable law may restrict the applicability of this provision for persons who at the time of exercise are officers or directors of the Corporation. In addition, this provision shall not apply if the shares of stock covered by the Grant are not registered under the Securities Act of 1933 and any applicable state or foreign securities laws.

10.3.	Other Forms of Payment.

To the extent the Award Agreement so provides and is otherwise permitted by law, payment of the Option Price for shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.

11.	PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Corporation or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option held by the Grantee shall not become exercisable or vested (i) to the extent that such right to exercise or vesting, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Corporation under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise or vesting under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

12.	REQUIREMENTS OF LAW

12.1.	General.

The Corporation shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Corporation of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, or of the Corporation’s Insider Trading Policy then in effect. If at any time the Corporation shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Corporation shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. To the extent required by the Securities Act of 1933 or any state or foreign securities law, the Corporation may also require the Grantee to execute a stock restriction agreement with respect to any shares of Stock acquired pursuant to the Plan and may require any stock certificates to bear any legends reflecting any applicable legal restrictions on transfer. Any determination in this connection by the Board shall be final, binding, and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

12.2.	Rule 16b-3.

During any time when the Corporation has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Corporation that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

13.	EFFECT OF CHANGES IN CAPITALIZATION

13.1.	Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Corporation on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation occurring after the Effective Date, the number and kinds of shares for which grants of Options may be made under the Plan shall be adjusted proportionately and accordingly by the Corporation. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option, as applicable, but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Corporation shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Corporation's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Corporation) without receipt of consideration by the Corporation, the Corporation may, in such manner as the Corporation deems appropriate, adjust (i) the number and kind of shares subject to outstanding Grants and/or (ii) the exercise price of outstanding Options to reflect such distribution.

13.2.	Reorganization in Which the Corporation Is the Surviving Entity Which does not Constitute a Change of Control.

Subject to Section 13.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger, or consolidation of the Corporation with one or more other entities which does not constitute a Change of Control, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant, any restrictions applicable to such Grant shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

13.3.	Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 13.3 and the last sentence of Section 13.4 either of the following two actions shall be taken:

(i) prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days, or

(ii) prior to the consummation of a Change of Control, the Board may elect, in its sole discretion, to cancel any outstanding Grants of Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board acting in good faith) equal to the product of the number of shares of Stock subject to the Option (the “Grant Shares”) multiplied by the amount, if any, by which (A) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (B) the Option Price applicable to such Grant Shares.

With respect to the 15-day exercise window described in paragraph (i) above, (a) such 15-day window shall begin on the date the Grantee receives notice of the scheduled consummation of the Change of Control and shall end on the later of the actual date of consummation of the Change of Control or the fifteenth day following the delivery of the notice to the Grantee from the Corporation or the acquiring party, (b) any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (c) upon consummation of any Change of Control the Plan, and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Corporation gives notice thereof to its stockholders. This Section 13.3 shall not apply to any Change of Control to the extent that provision is made in writing in connection with such Change of Control for the assumption or continuation of the Options theretofore granted, or for the substitution for such Options for new common stock options relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option exercise prices, in which event the Plan, Options theretofore granted shall continue in the manner and under the terms so provided.

13.4.	Adjustments.

Adjustments under this Section 13 related to shares of Stock or securities of the Corporation shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to a Grant in place of those described in Sections 13.1, 13.2 and 13.3. Any adjustments under this Section 13 applicable to Incentive Stock Options shall comply with the provisions of Section 424(a) of the Code.

13.5.	No Limitations on Corporation.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

14.	GENERAL PROVISIONS

14.1.	Disclaimer of Rights.

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Corporation or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Corporation either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Corporation. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Corporation or an Affiliate. The obligation of the Corporation to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

14.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

14.3.	Withholding Taxes.

The Corporation or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the issuance of any shares of Stock upon the exercise of an Option. At the time of exercise, the Grantee shall pay to the Corporation or the Affiliate, as the case may be, any amount that the Corporation or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Corporation or an Affiliate, as the case may be, may agree to accept shares of Stock of equivalent Fair Market Value (determined in accordance with Section 2.13) in payment of any such withholding obligation if the Grantee requests to make payment in such manner.

14.4.	Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

14.5.	Other Provisions.

Each Grant under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

14.6.	Number And Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

14.7.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

14.8.	Governing Law.

The validity and construction of this Plan and the instruments evidencing the Grant hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Grants hereunder to the substantive laws of any other jurisdiction.

*    *    *

Appendix C

GLOBIX CORPORATION

139 Centre Street

New York, New York 10013

PROXY

Annual Meeting of Stockholders - Tuesday, February 28, 2006

The undersigned stockholder of Globix Corporation (“Globix”) hereby revokes all previous proxies, and hereby appoints Ted S. Lodge and Gene M. Bauer, or any of them, proxies and attorneys-in-fact, with full power of substitution, to vote, as indicated herein, all the common and preferred shares of Globix standing in the name of the undersigned at the close of business on January 23, 2006 at the Annual Meeting of Stockholders of Globix to be held at Globix headquarters, 139 Centre Street, New York, New York 10013 at 1:00 p.m. EDT, on Tuesday, February 28, 2006, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Annual Meeting and Proxy Statement for the meeting, receipt of which is acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. ATTENDANCE OF THE UNDERSIGNED AT THE ANNUAL MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING.

If the undersigned hold(s) any shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

(Please fill in the reverse side and return promptly in the enclosed envelope.)

PLEASE MARK BOXES |_| OR |X| IN BLUE OR BLACK INK.

1.	The election of Directors:

Ted S. Lodge	Peter L. Herzig
Peter K. Stevenson	Steven G. Lampe
José A. Cecin, Jr.	Steven G. Singer
Stephen A. Courter	Raymond L. Steele
John H. Forsgren

FOR ALL			FOR ALL
NOMINEES	WITHHOLD		EXCEPT
[ ]	[	]	[	]

NOTE:    If you do not wish your shares voted “For” a particular nominee, mark the “For All Except” box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominee(s).

2.	To approve the amendment of the 2003 Stock Option Plan.

FOR	AGAINST	ABSTAIN
[ ]	[	]	[	]

3.            To ratify the Board of Directors’ selection of Amper, Politziner & Mattia, P.C. as independent accountants.

FOR	AGAINST	ABSTAIN
[ ]	[	]	[	]

4.            In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer or partner, please give full name as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partner, please sign in partnership name by authorized person.

Signature: ______________________________________	Date: ____________________
Signature: ______________________________________	Date: ____________________